UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PUERTO RICO RESIDENTS TAX-FREE FUND IV, INC.

(Name of Registrant as Specified In Its Charter)

Ocean Capital LLC
William Heath Hawk

José R. Izquierdo II

Brent D. Rosenthal

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

On April 29, 2022, Ocean Capital LLC (“Ocean Capital”) and the other parties named therein filed with the Securities and Exchange Commission (“SEC”) an Amendment No. 2 to their Schedule 13D with respect to Puerto Rico Residents Tax-Free Fund IV, Inc. (the “Fund”), a copy of which is filed herewith as Exhibit 1.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

To the Shareholders of Puerto Rico Residents Tax-Free Fund IV, Inc.:

Ocean Capital and the other participants in its solicitation (collectively, the “Participants”) have filed with the SEC a definitive proxy statement and accompanying form of BLUE proxy card to be used in connection with the solicitation of proxies from the shareholders of the Fund for its upcoming annual meeting of shareholders. All shareholders of the Fund are advised to read the definitive proxy statement and other documents related to the solicitation of proxies by the Participants, as they contain important information, including additional information relating to the Participants and their direct or indirect interests, by security holdings or otherwise. Shareholders can obtain the definitive proxy statement and accompanying BLUE proxy card, any amendments or supplements to the definitive proxy statement and other relevant documents filed by the Participants with the SEC at no charge on the SEC’s website at http://www.sec.gov.

Exhibit 1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 2)*

Puerto Rico Residents Tax-Free Fund IV, Inc.
(Name of Issuer)

Common Shares, $0.01 par value
(Title of Class of Securities)

74527N108
(CUSIP Number)

W. Heath Hawk
GAM Tower, 2 Tabonuco St., Suite 200

Guaynabo, Puerto Rico 00968

(770) 777-9373
(Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications)

April 25, 2022
(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), Rule 13d-1(f) or Rule 13d-1(g), check the following box. ☐

*	The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 74527N108	SCHEDULE 13D

1	NAME OF REPORTING PERSON Ocean Capital LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Puerto Rico
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 747,335.81
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 747,335.81
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 747,335.81
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 8.1%[1]
14	TYPE OF REPORTING PERSON OO

1	The percentages used herein are calculated based upon 9,172,460 shares of common stock outstanding as of November 1, 2021, as disclosed in the issuer’s proxy statement filed with the Securities and Exchange Commission on December 2, 2021.

CUSIP No. 74527N108	SCHEDULE 13D

1	NAME OF REPORTING PERSON William Heath Hawk
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC, PF
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 7,000
	8	SHARED VOTING POWER 747,335.81[1]
	9	SOLE DISPOSITIVE POWER 7,000
	10	SHARED DISPOSITIVE POWER 747,335.81[1]
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 754,335.81
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 8.2%[2]
14	TYPE OF REPORTING PERSON IN

1	These shares are deemed to be beneficially owned by Mr. Hawk in his capacity as managing member of Ocean Capital LLC.
2	The percentages used herein are calculated based upon 9,172,460 shares of common stock outstanding as of November 1, 2021, as disclosed in the issuer’s proxy statement filed with the Securities and Exchange Commission on December 2, 2021.

CUSIP No. 74527N108	SCHEDULE 13D

1	NAME OF REPORTING PERSON Brent D. Rosenthal
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 74527N108	SCHEDULE 13D

1	NAME OF REPORTING PERSON José R. Izquierdo II
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (a): ☐ (b): ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION U.S.A.
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 0
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 0
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH PERSON 0
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.0%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 74527N108	SCHEDULE 13D

The following constitutes Amendment No. 2 (“Amendment No. 2”) to the Schedule 13D filed by the undersigned with the Securities and Exchange Commission (the “SEC”) on November 17, 2021, as amended by the Amendment No. 1 filed on December 8, 2021 (collectively, the “Schedule 13D”). This Amendment No. 2 amends the Schedule 13D as specifically set forth herein:

Item 4. PURPOSE OF TRANSACTION

Item 4 is hereby supplemented as follows:

On February 28, 2022, the Issuer and certain other funds affiliated with the Issuer (collectively, the “Plaintiffs”), filed a complaint in the United States District Court for the District of Puerto Rico (the “Complaint”) against the Reporting Persons and certain other defendants (collectively, the “Defendants”). The Complaint alleged that Ocean Capital’s proxy campaigns against the Plaintiffs and the Defendants’ conduct in connection with these campaigns violated Sections 13(d), 14(a), and 20(a) of the Exchange Act based on Defendants’ purported failure to disclose the members of a stockholder group acting with Ocean Capital in connection with its proxy campaigns, and other allegedly false or misleading statements in the Defendants’ disclosures. The relief the Plaintiffs seek includes: (i) a declaration that the Defendants violated these sections of the Exchange Act; (ii) an order requiring Defendants to issue disclosures to publicly correct their purported misstatements or omissions relating to the Plaintiffs; and (iii) a permanent injunction prohibiting the Defendants from soliciting proxies regarding the Plaintiffs until Defendants have issued corrective disclosures.

On April 25, 2022, the Reporting Persons and certain other Defendants filed a motion to dismiss the Complaint with prejudice on the basis that the Plaintiffs have failed to state a claim against the Reporting Persons and such other Defendants. Specifically, the motion argued that (i) the Plaintiffs have not alleged a duty to disclose the purported stockholder group because they have not plausibly alleged that the purported stockholder group acted with Ocean Capital in connection with its proxy campaigns in any way, and (ii) no statement in the Defendants’ proxy filings is materially false or misleading. The Reporting Persons and certain other Defendants also moved to dismiss on the basis that the Plaintiffs’ claims are moot. The Reporting Persons believe the Complaint is meritless and plan to defend vigorously against the Plaintiffs’ allegations.

SIGNATURES

After reasonable inquiry and to the best of his or its knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Date: April 28, 2022

Ocean Capital LLC

By:	/s/ William Heath Hawk
Name:	William Heath Hawk
Title:	Managing Member

William Heath Hawk

/s/ William Heath Hawk

Brent D. Rosenthal

/s/ Brent D. Rosenthal

José R. Izquierdo II

/s/ José R. Izquierdo II